UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by Directors of MiX Telematics and Directors of Major Subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Dealings in Securities by Directors of MiX Telematics and Directors of Major Subsidiaries of MiX Telematics Limited: Retention Shares
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: June 6, 2023

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Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX
NYSE share code: MIXT
ISIN: ZAE000125316
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics”)

DEALINGS IN SECURITIES BY DIRECTORS OF MIX TELEMATICS AND BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS: RETENTION SHARES

Shareholders are advised of the following information relating to the settlement of the second and final tranche of retention shares awarded under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”), as disclosed in the announcement published on June 19, 2020.

Name of director:	Stefan Joselowitz
Transaction date:	June 1, 2023
Class of securities:	Ordinary shares
Number of securities:	200 000
Price per retention share:	R5.50
Total value of the transaction:	R1 100 000.00
Nature of transaction:	Off-market settlement of retention shares under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Stefan Joselowitz’ intention is to retain all 200 000 ordinary shares (equivalent to 8 000 American Depositary Shares) issued to him, thereby increasing his total shareholding to 810 235 American Depository Shares (equivalent to
20 255 865 ordinary shares). Stefan Joselowitz will be paying the associated costs of settlement of the retention shares out of pocket.

Mr. Joselowitz, who is paying the associated costs of this transaction out of pocket, commented: “I am pleased to increase my ownership position in MiX Telematics and further align myself with our shareholders. This transaction underscores the confidence I have in the business and the exciting opportunities we have to generate significant value for our customers and shareholders.”

Name of director:	Charles Tasker
Transaction date:	June 1, 2023
Class of securities:	Ordinary shares
Number of securities:	200 000
Price per retention share:	R5.50
Total value of the transaction:	R1 100 000.00
Nature of transaction:	Off-market settlement of retention shares under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Charles Tasker’s intention is to sell approximately 100 000 ordinary shares issued to him in respect of these retention shares (to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, Charles Tasker expects to have increased his shareholding in MiX Telematics by 100 000 shares bringing his total shareholding (including indirect shareholding) to approximately 330 670 American Depository Shares (equivalent to 8 266 744 ordinary shares).

Name of director:	Paul Dell
Transaction date:	June 1, 2023
Class of securities:	Ordinary shares
Number of securities:	100 000
Price per retention share:	R5.50
Total value of the transaction:	R550 000.00
Nature of transaction:	Off-market settlement of retention shares under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Paul Dell’s intention is to sell approximately 50 000 ordinary shares issued to him in respect of these retention shares (to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, Paul Dell expects to have increased his shareholding in MiX Telematics by 50 000 ordinary shares, bringing his total shareholding to approximately 21 798 American Depositary Shares (equivalent to approximately 544 955 ordinary shares).

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	June 1, 2023
Class of securities:	Ordinary shares
Number of securities:	150 000
Price per retention share:	R5.50
Total value of the transaction:	R825 000.00
Nature of transaction:	Off-market settlement of retention shares under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Catherine Lewis’ intention is to sell approximately 75 000 ordinary shares issued to her in respect of these retention shares (to cover the immediate tax obligation arising from the settlement of the retention shares). At the conclusion of this process, Catherine Lewis expects to have increased her shareholding in MiX Telematics by 75 000 shares, bringing her total shareholding to approximately 2 577 889 ordinary shares.

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	June 1, 2023
Class of securities:	Ordinary shares
Number of securities:	150 000
Price per retention share:	R5.50
Total value of the transaction:	R825 000.00
Nature of transaction:	Off-market settlement of retention shares under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Gert Pretorius’s intention is to sell the 150 000 ordinary shares issued to him in respect of these retention shares. At the conclusion of this process, Gert Pretorius’s total shareholding will remain unchanged at 1 309 019 ordinary shares.

June 6, 2023

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